Cordovano & Harvey, P.C.
                          201 Steele Street, Suite 300
                             Denver, Colorado 80206
                            Telephone: (303)329-0220
                            Facsimile: (303)316-7493





                          INDEPENDENT AUDITORS' CONSENT



U.S. Securities and Exchange Commission Washington, D.C.


We consent to the use in this registration statement of Blue Moon Investments on Form SB-2 - Amendment Number 4 of our auditors' report dated December 19, 2002, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/Cordovano & Harvey, P.C.
---------------------------
Cordovano & Harvey, P.C.
Denver, Colorado
March 28, 2003